Accrued Liabilities - Components of Accrued Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Accrued Liabilities, Current [Abstract]
Voyage and vessel expenses	$ 32,596	$ 37,730
Audit, legal, contingency and other general expenses	81,999	17,058
Interest including interest rate swaps	22,414	23,185
Payroll and benefits	9,270	8,731
Income tax payable and other	4,002	4,361
Total accrued liabilities	$ 150,281	$ 91,065